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                    HOLT HAULING AMD WAREHOUSING SYSTEM, INC.
        AND 777 PATTISON AVE., INC., jointly and severally as Mortgagor
                                      AND
                            THE BANK OF NEW YORK (NJ)
                                   as Trustee

                         -------------------------------

                         MORTGAGE AND SECURITY AGREEMENT

                         -------------------------------

                          Dated as of January 15, 1996


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This Mortgage and Security Agreement also constitutes a fixture filing under Article 9 of the Commercial Code - Secured Transactions, N.J.S.A. 12A:9-402(3) and (6).


Prepared by and Return and Record To:


/s/ M. Jeremy Ostow
----------------------------
M. Jeremy Ostow, Esq.
Wolff & Samson
A Professional Corporation
5 Becker Farm Road
Roseland, New Jersey  07068

         THIS MORTGAGE AND SECURITY AGREEMENT is dated as of ____________, 1996 (the "Mortgage") and is made by HOLT HAULING AND WAREHOUSING SYSTEM, INC., a Pennsylvania corporation ("Holt" or the "Company"), and 777 Pattison Ave., Inc., ("Pattison") a Pennsylvania corporation, each having an address at 701 N. Broadway, Gloucester City, New Jersey 08030, jointly and severally (collectively, the "Mortgagor") , in favor of THE BANK OF NEW YORK (NJ), a banking corporation organized and existing under the laws of the State of New Jersey, having an address at 385 Rifle Camp Road, West Paterson, New Jersey 07424, as Trustee (the "Trustee") under the Indenture of Trust entered with the Camden County Improvement Authority (the "Issuer") and dated as of January 15, 1996 (the "Indenture"). All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Indenture or in the Lease Agreement as defined in the Indenture.

                               W I T N E S S E T H

         WHEREAS, the Issuer was created pursuant to the Act for the purposes, among other things, of providing within the County structures, franchises, equipment and facilities for operation of public transportation or for terminal purposes, including development and improvement of port terminal structures, facilities and equipment, for public use in counties, in, along or through which a navigable river flows; and

         WHEREAS, the Issuer is authorized, pursuant to the Act, to issue its bonds for the purpose of financing the cost of any public facility or facilities; and

         WHEREAS, Pattison, has a leasehold interest in a portion of the Land (as hereinafter defined) and a fee interest in certain improvements located on the Land, and Holt is the owner of the fee estate in the Land and in certain improvements located on the Land and has a leasehold interest in certain improvements located on the Land; and

         WHEREAS, the Issuer proposes to provide financial assistance in connection with a certain project ("Project") consisting of (i) the construction by the Company of approximately 155,000 square feet of refrigerated warehouse space, (ii) the construction by the Company of approximately 31, 000 square feet of dry warehouse space, and (iii) the construction by the Company of approximately 20,000 square feet of office space, all to be located on a portion of the Terminal in the City of Gloucester City, Camden County, New Jersey; and

         WHEREAS, the Issuer proposes to issue its Lease Revenue Bonds (Holt Hauling and Warehousing System, Inc. Project) 1996 Series A in the aggregate principal amount of $24,500,000 (the "Bonds") pursuant to the Indenture and proposes to apply the proceeds of the sale of the Bonds to finance the construction of the Project; and

         WHEREAS, the Issuer proposes to lease the Project to Holt pursuant to the Lease Agreement, pursuant to which the Company shall covenant to make lease payments to the Issuer sufficient to pay all principal, interest and premium, if any, when due on the Bonds and other amounts payable in connection with the Bonds; and

         WHEREAS, (i) the Bonds shall be secured by the pledge of payments to be made by Holt under the Lease Agreement and by this mortgage, delivered from the Mortgagor to the Trustee on the Project, the Land and the Terminal and conveying a security interest in certain machinery and equipment of the Mortgagor, subject and subordinate to the Senior Mortgage Debt, and (ii) the obligations of the Company under the Lease Agreement and the payment of the Bonds shall be guaranteed by the Company, B.H. Sobelman & Co., Inc., Refrigerated Distribution Center, Inc., Oregon Avenue Enterprises, Incorporated, Holt Cargo Systems, Inc., The Riverfront Development Corp., CRT, Inc., Triple Seven Ice, Inc., Pattison Avenue Warehousing Corp., Refrigerated Enterprise, Inc., 777 Pattison Ave,, Inc., Dockside International Fish Co., Inc., Murphy Marine Services, Inc., Wilmington Stevedores., Inc. and any other person required to be a Guarantor (collectively, the "Guarantor") pursuant to the Guaranty; and

         WHEREAS, the Bonds shall be further secured by a leasehold mortgage on the Project Site (as defined in the Ground Lease) and a fee mortgage on the Project from the Issuer to the Trustee subject and subordinate to the Senior Mortgage Debt; and

         WHEREAS, the Mortgagor and the Trustee each have full right and lawful authority to enter into this Mortgage, and to perform and observe the provisions hereof on their respective parts to be performed and observed.

         NOW, THEREFORE, to equally and ratably secure (without preference or priority) payment of the principal of, premium (if any) and interest on the Bonds, the Company's and the Guarantors' respective obligations under the Lease Agreement and the Guaranty, and the payment of any and all other amounts required to be paid pursuant to, and the performance of all covenants, agreements and obligations required to be performed by the Mortgagor or the Guarantors under this Mortgage, the Lease Agreement and the Guaranty (collectively, the "Secured Agreements"), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and howsoever evidenced, plus all expenses of enforcing this Mortgage, each Mortgagor, for and in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, CONVEY AND MORTGAGE and grant a security interest unto the Trustee (for the ratable benefit it of the owners of the Bonds) and its respective successors and assigns, all of its respective right, title and fee and leasehold interest in and to the following property, interests and rights (collectively, the "Mortgaged Property"):

         THAT certain parcel of real estate described in Exhibit A hereto (the "Land);

         TOGETHER with all and singular the ways, easements, rights, privileges and appurtenances belonging or in any wise appertaining to the Land;

         TOGETHER with the buildings and improvements now erected and hereafter to be erected upon the Land, including any repairs, restorations or replacements thereof or any changes, alterations or additions thereto (collectively, the "Improvements");

         TOGETHER with all of the Company's leasehold interest in the Project and the Project Site pursuant to the Lease Agreement;

         TOGETHER with all right, title and interest, if any, of the Mortgagor in and to any land lying in the bed of any street, avenue or alley adjoining the Land to the center line thereof;

         TOGETHER with the fixtures, building equipment and other personal property owned by the Mortgagor and located on and used in connection with the maintenance of the Improvements, but excluding any personal property or equipment which is not a fixture but is used in connection with the business conducted on the Mortgaged Property (subject to such exclusions, collectively, the "Equipment"); and

         TOGETHER with all the rents, issues and profits of the Mortgaged Property, and all the estate, right, title, interest and all claim and demand whatsoever, at law or in equity, of the Mortgagor in and to the same, including but not limited to:

         (a) All rents, issues, profits, revenues, royalties, rights and benefits derived from the Mortgaged Property from time to time accruing, whether under leases or tenancies or contracts of sale now existing or hereafter created, reserving to the Mortgagor, however, so long as there is no "Default" under the Indenture, the right to receive and retain all such rents, issues and profits.

         (b) All judgments, awards of damages, insurance proceeds and settlements hereafter made resulting from condemnation proceedings or the taking of the Mortgaged Property or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Mortgaged Property or any part thereof, or to any rights appurtenant thereto, including any award for change of grade of streets.

         TO HAVE AND TO HOLD the above granted and described property equally and ratably unto the Trustee and its respective successors and assigns, forever. The Mortgagor does hereby fully warrant good and marketable fee simple title to the Land and the Improvements and good and marketable title to the Equipment and will defend the same against the lawful claims of all persons whomsoever, all subject only to Permitted Encumbrances and that it has good and lawful authority to sell, convey, mortgage and grant a security interest in the Mortgaged Property.

         PROVIDED, ALWAYS that if the Mortgagor or its successors or assigns shall pay to the Trustee or its respective successors or assigns all amounts secured hereby, including without limitation, all amounts due under the Secured Agreements, and all other amounts due hereunder, and shall perform, observe and comply with all of the terms, conditions, covenants and agreements contained herein and in the Secured Agreements, and if no Bonds remain Outstanding, then this Mortgage shall be absolutely void; otherwise the same shall remain in full force and effect.

         This Mortgage is in all respects subject and subordinate to all mortgages securing the Senior Mortgage Debt.

         The Mortgagor further covenants and agrees as follows:

         1. Payment. The Mortgagor shall pay all sums, including interest, secured hereby when due, as provided for in the Lease Agreement, the Guaranty and in this Mortgage, and any renewal, extension or modification of any thereof.

         2. Compliance with Laws. The Mortgagor shall comply with all present and future laws, ordinances, rules, regulations, covenants, conditions and restrictions affecting the Mortgagor, the Mortgaged Property or the use and occupancy thereof, and not suffer or permit any violation thereof.

         3. Maintenance and Modification of Mortgaged Property by the Mortgagor. The Mortgagor agrees that at all times, the Mortgagor will maintain, preserve and keep the Mortgaged Property or cause the Mortgaged Property to be maintained, preserved and kept, with the appurtenances and every part and parcel thereof in good repair, working order, and condition, and that the Mortgagor will from time to time make or cause to be made all repairs, replacements and renewals deemed proper and necessary by it.

         In addition, the Mortgagor shall have the privilege of remodeling the Mortgaged Property or making substitutions, modifications and improvements to the Mortgaged Property from time to time as the Mortgagor, in its discretion, may deem to be desirable for the Mortgagor's use for such purposes as shall be permitted by the Act, the costs of which remodeling, substitutions, modifications and improvements shall be paid by the Mortgagor, and the same shall be the property of the Mortgagor and be included under the terms of this Mortgage as part of the Mortgaged Property; provided, however, that such remodeling, substitutions, modifications and improvements shall not interfere with the operation of the Mortgaged Property or in any way damage the Mortgaged Property, and provided that the Mortgaged Property, as remodeled, improved or altered, upon completion of such remodeling, substitutions, modifications and improvements made pursuant to this Section shall be of a value not less than the value of the Mortgaged Property immediately prior to the remodeling or the making of substitutions, modifications and improvements. Any property for which a substitution or replacement is made pursuant to this Section may be disposed of by the Mortgagor in any manner and in the sole discretion of the Mortgagor.

         4. Liens. The Mortgagor will not permit any mechanic's or other lien other than Permitted Encumbrances to be established or remain against the Mortgaged Property, provided that if the Mortgagor shall first notify the Trustee of its intention to do so, the Mortgagor may in good faith contest at the Mortgagor's expense any mechanic's or other lien filed or established against the Mortgaged Property, and in such event may permit the item so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom unless by nonpayment of any such item the security afforded by this Mortgage will be materially endangered or the Mortgaged Property or any part thereof will be subject to loss or forfeiture, in which event the Mortgagor shall promptly pay and cause to be satisfied and discharged such unpaid item.

         5. Taxes and Governmental and Utility Charges. The Mortgagor will pay or cause to be paid, as the same respectively become due, all taxes and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Mortgaged Property or any part thereof, including, without limiting the generality of the foregoing, all ad valorem taxes levied against the Mortgaged Property and any other taxes levied upon the Mortgaged Property which, if not paid, will become a charge on the receipts from the Mortgaged Property or a lien against the Mortgaged Property or any interest therein or the revenues derived therefrom; all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Mortgaged Property; and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Mortgaged Property, provided that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Mortgagor shall be obligated to pay only such installments when and as they are required to be paid.

         The Mortgagor may, at the Mortgagor's expense, in good faith contest any such taxes, assessments and other charges, all in the manner and subject to the conditions set forth in Section 7.3 of the Lease Agreement.

         6. Casualty and Other Insurance. The Mortgagor agrees to insure or cause to be insured the Mortgaged Property against loss or damage by fire and other hazards of the nature in accordance with the requirements of Section 7.4 of the Lease Agreement. The Mortgagor will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Mortgaged Property or any part thereof without first causing such increased risk to be fully and adequately covered by insurance.

         7. Worker's Compensation Coverage. The Mortgagor shall maintain worker's compensation coverage or cause the same to be maintained to the extent required by applicable law.

         8. [INTENTIONALLY OMITTED]

         9. Casualty or Condemnation. Subject to the provisions of any Senior Indebtedness secured by a Lien on the Mortgaged Property senior to the Lien of this Mortgage and any Coordinate Lien Agreement to which the Trustee may become a party, the net proceeds of any casualty affecting or any taking by the power of eminent domain of all or a portion of the Mortgaged Property shall be applied as provided in Section 8.2 of the Lease Agreement.

         10. Advances. If the Mortgagor fails to pay, subject to any right hereunder to contest, any claim, lien, or encumbrance (other than Permitted Encumbrances), or, prior to delinquency, any tax or assessment, or, when due, any insurance premium, or to keep the Mortgaged Property in repair, or shall commit or permit waste, or if there shall be commenced any action or proceeding affecting the Mortgaged Property or the title thereto, or the interest of the Trustee therein, including, but not limited to, eminent domain and bankruptcy or reorganization proceedings, then the Trustee, at its option, may pay said claim, lien, encumbrance, tax, assessment or premium, with right of subrogation thereunder, may make such repairs and take such steps as it deems advisable to prevent or cure such waste, and may appear in any such action or proceeding and retain counsel therein, and take such action therein as the Trustee deems advisable, and for any of said purposes the Trustee may advance such sums of money, including all costs, reasonable attorneys' fees and other items of expense as it deems necessary. The Mortgagor shall pay to the Trustee all sums of money so advanced by the Trustee together with interest on each such advance at two percent (2%) in excess of (a) the Prime Rate, or (b) the highest rate then in effect on the Bonds, and the repayment of such advances shall be secured hereby. In making any payment or securing any performance relating to any obligation of the

Mortgagor under this Mortgage, the Trustee, so long as it acts in good faith, shall be the sole judge of the legality, validity and amount of any lien or encumbrance and of all other matters necessary to be determined in satisfaction thereof. No such action of the Trustee shall ever be considered as a waiver of any right accruing to it hereunder. The Trustee shall not ever be held accountable for any delay in making any such payment, which delay may result in any additional interest, costs, charges or expenses.

         11. Attorneys' Fees. In case of any action or any proceedings in any court to collect any sums payable or secured by this Mortgage or to protect the lien of the Trustee or in any other case permitted by law in which attorneys' fees may be collected from the Mortgagor or charged upon the Mortgaged Property, the Mortgagor agrees to pay reasonable attorneys' fees.

         12. Remedies. Subject always to the provisions of Section 13 hereof, upon the occurrence of a "Default" as defined and specified in the Indenture and the declaration of an acceleration of the Bonds pursuant to the Indenture, or of the Mortgagor's payment obligations under the Lease Agreement the Trustee may exercise one or more of the following remedies (no remedy hereunder intended to be exclusive of any other remedy hereunder, under any of the Secured Agreements or under the Indenture):

         (a) The Trustee may require the Mortgagor, upon demand of the Trustee, to forthwith surrender, and the Trustee may, to the extent permitted by applicable law, by such officer, agent or receiver as it may appoint, all without regard to the value of the security hereof, take possession of, all or any part of the Mortgaged Property together with the books, papers and accounts of the Mortgagor pertaining thereto, and make all needful repairs and improvements as the Trustee shall deem necessary or appropriate, and lease or sell the Mortgaged Property or any part thereof in the name and for the account of the Mortgagor and collect, receive and sequester the rental therefrom, and out of the same and any moneys received from any receiver pay, or set up proper reserves for the payment of, all proper costs and expenses of so taking, holding, leasing, selling and managing the same, including reasonable compensation to the Trustee, its agents and counsel, and any charges of the Trustee hereunder, and any taxes and assessments and other charges due and payable which the Trustee may deem it wise to pay, and all expenses of such repairs and improvements, and apply the remainder of the moneys so received to the payment of the indebtedness secured hereby. Whenever all that is due upon the indebtedness secured hereby shall have been paid and all defaults made good, the Trustee shall surrender whatever possession the Trustee shall retain to the Mortgagor; the same right of entry, however, shall exist upon any subsequent default.

         (b) The Trustee may enter and take possession of the Mortgaged Property or any part thereof, and lease the Mortgaged Property or any part thereof for the account of the Mortgagor, holding the Mortgagor liable for all payments due to the effective date of such leasing and for the difference in the rent and other amounts paid by the lessee pursuant to such lease and the amounts payable by the Mortgagor on account of the indebtedness secured hereby.

         (c) Subject to any mandatory requirements of applicable law, the Trustee may sell the Mortgaged Property as an entirety or from time to time in part to the highest bidder at public auction at such place and at such time (which sale may be adjourned from time to time in the discretion of the Trustee by announcement at the time and place fixed for such sale, without further notice) and upon such terms as the Trustee may fix and briefly specify in a notice of sale to be published once each week for four (4) successive weeks prior to such sale in a newspaper of general circulation in the county in which the Mortgaged Property is located and in such event the Trustee may bid for or become the purchaser of the Mortgaged Property at the public auction and be entitled to have the purchase price payable at the public auction payable by credit for the balance due and payable hereunder in respect of the indebtedness secured hereby.

         (d) The Trustee may foreclose this Mortgage by judicial proceedings in the manner provided by the laws of the State of New Jersey for the foreclosure of mortgages, and in such event the Trustee may bid for or become the purchaser of the Mortgaged Property or any part thereof at the foreclosure sale and be entitled to have the purchase price payable at foreclosure sale payable by credit to the judgment for the balance, if any, due and payable hereunder in respect of the indebtedness secured hereby.

         (e) The Trustee may exercise all rights and remedies available to secured creditors under the Uniform Commercial Code as in effect in the State of New Jersey.

         13. Option To Release Certain Real Estate. Notwithstanding any other provisions of this Mortgage, the Trustee hereby agrees, at any time and from time to time, to release from this Mortgage at the request of the Company, (i) any unimproved part of the Land, provided such release shall not adversely affect the value of the Mortgaged Property (the Trustee may conclusively rely on the below mentioned documents for any such determination), or (ii) any part of the Land with respect to which fee title is to be conveyed to a railroad, public utility or public body in order that railroad service, utility services or roads may be provided for the Mortgaged Property, upon receipt of:

         (a) Copies of the instrument of release, in recordable form.

         (b) A certificate of the Mortgagor (i) stating that no "Default" or "Event of Default" or any condition or event which, with the giving of notice or the passage of time or both would constitute a "Default" or "Event of Default" has occurred under the Secured Agreements or the Indenture, (ii) giving an adequate legal description of that portion of the Land to be released, (iii) stating the purpose for which the release is desired, (iv) requesting such release, and (v) approving such release.

         (c) If applicable, a copy of the instrument conveying the portion of the Land to be released.

         (d) Any instrument or instruments required by the terms of such release.

         (e) A certificate of an independent engineer not unacceptable to the Trustee in its reasonable discretion dated not more than sixty (60) days prior to the date of the release and stating that, in the opinion of such engineer (i) the portion of the Land so proposed to be released is necessary or desirable in order to obtain railroad service, utility services or roads to benefit the Mortgaged Property, or is not otherwise needed for the efficient operation of the Mortgaged Property for the purpose stated in the Agreement and (ii) the release so proposed to be made will not impair the usefulness of the Mortgaged Property as a facility for the purposes for which it was designed and for such purposes as shall be permitted by the Act and will not destroy the means of ingress thereinto and egress therefrom or the value of the Mortgaged Property.

         Provided, however, that if the portion of the Land to be released has transportation or utility facilities located upon it, the Mortgagor shall retain an easement to use such facilities to the extent necessary for the efficient operation of the Mortgaged Property.

         The Trustee agrees that upon receipt of the items required in this Section to be furnished by the Mortgagor, it will promptly execute and deliver the proposed release covering the portion of the Land to be released. In the event of any such release, the Mortgagor shall not be entitled to any postponement, abatement or diminution of amounts payable on account of the indebtedness secured hereby.

         14. Release of Items of Equipment. In any instance where the Company in its sole discretion determines that any items of the Equipment have become obsolete, worn out, unsuitable, inappropriate or unnecessary for its purposes, and so long as no "Default" or

"Event of Default" or any condition or event which, with the giving of notice or the passage of time or both would constitute a "Default" or "Event of Default" has occurred under the Lease Agreement, the Guaranty or this Mortgage the Mortgagor may remove such Equipment from the Mortgaged Property and sell, trade-in, exchange or otherwise dispose of such Equipment (as a whole or in part) without any responsibility or accountability to the Trustee therefor, provided that the Mortgagor shall substitute and install anywhere in the Mortgaged Property other machinery or equipment having equal or greater utility or value (but not necessarily having the same function) in the operation of the Mortgaged Property as a modern facility, all of which substituted machinery or equipment shall be free of all liens and encumbrances (other than Permitted Encumbrances) and shall become a part of the property secured hereunder.

         The removal from the Mortgaged Property of any portion of the Equipment pursuant to the provisions of this Section shall not entitle the Mortgagor to any postponement, abatement or diminution in amounts payable on account of the indebtedness secured hereby.

         Upon the request of the Mortgagor, the Trustee shall deliver and cause to be delivered to the Mortgagor, such instruments as are reasonably necessary to confirm the release of removed items of the Equipment from the lien of this Mortgage and cancel any security interest with respect thereto, provided that such request is accompanied by a certificate of an officer of the Mortgagor to the effect that such release complies in all respects with this Section.

         15. Granting of Easements. If no "Default" or "Event of Default" or any condition or event which, with the giving of notice or the passage of time or both would constitute a "Default" or "Event of Default" has occurred under the Lease Agreement, the Guaranty or this Mortgage, the Mortgagor may at any time or times and at the request of the Company, grant easements, licenses, rights-of-way (including the dedication of public highways) and other rights or privileges in the nature of easements with respect to any property or rights included in the Mortgaged Property, free from the lien and security interest afforded by or under this Mortgage or the Mortgagor may reconvey existing easements, licenses, rights-of-way and other rights and privileges without consideration, and the Trustee agrees to execute and deliver or cause to be executed and delivered any instrument necessary or appropriate to confirm and grant or convey any such easement, license, right-of-way or other grant or privilege upon receipt of: (1) a copy of the instrument of grant or reconveyance; (2) a written statement signed by an officer of the Mortgagor stating (i) that such grant or reconveyance will not impair the effective use or value or interfere with the operation of the Mortgaged Property and (ii) that such grant or reconveyance is not detrimental to the proper conduct of the business of the Mortgagor; and (3) an opinion of Independent Counsel (as defined in the Indenture) that such grant or reconveyance will not materially weaken, diminish or impair the security afforded pursuant to the terms of this Mortgage, and will not violate the terms, covenants or conditions of any agreement or grant which the Mortgagor or the Issuer may have with the United States, the State of New Jersey or any agency, department or political subdivision thereof with respect to the Mortgaged Property or the Indenture.

         16. No Waiver. No failure, forbearance or delay by the Trustee in exercising any right or remedy hereunder, under any Secured Agreement, or under the Indenture, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof in accordance herewith or therewith. No waiver by the Trustee of any default shall constitute a waiver of or consent to subsequent defaults. No withdrawal or abandonment of foreclosure proceedings by the Trustee shall be taken or construed as a waiver of its right to exercise any right or remedy hereunder by reason of any past, present or future default; and, in like manner, the procurement of insurance or the payment of taxes or other liens or charges by the Trustee shall not be taken or construed as a waiver of its rights or remedies hereunder.

         17. Waiver of Mortgagor. Each Mortgagor, on behalf of itself and all persons now or hereafter interested in the Mortgaged Property, to the fullest extent permitted by applicable law, hereby waives all rights under all appraisement, homestead, moratorium, valuation, exemption, stay, extension, redemption and marshalling statutes, laws or equities now or hereafter existing, and the Mortgagor agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this Mortgage or any of the Mortgaged Property. Without limiting the generality of the preceding sentence, the Mortgagor, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage, hereby irrevocably waives any and all rights of redemption from sale under any power contained herein or under any sale pursuant to any statute, order, decree or judgment of any court.

         18. Merger. So long as any amount remains due and owing under the Secured Agreements, unless the Mortgagee shall otherwise consent in writing, neither the fee title to nor any other estate, title or interest in, the Mortgaged Property shall merge with the Company's leasehold interest in the Project Site and the Project under the Lease Agreement, but shall always be kept separate and distinct therefrom, notwithstanding the union of such estate in the Company or in a third party under the Lease Agreement, by purchase or otherwise.

         19. Definitions. In this Mortgage, all words and terms defined in the Lease Agreement, the Guaranty and the Indenture shall have the respective meanings and be construed as provided therein unless a different meaning clearly appears from the context. Reference herein to, or citation herein of, any provisions of the Lease Agreement, the Guaranty or the Indenture shall be deemed to incorporate such provisions as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

         20. Severability. In the event that any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

         21. Successors and Assigns. Unless otherwise expressly stated, the terms "Issuer", "Mortgagor" and "Trustee", as used herein include each of their respective successors in interest and assigns.

         22. Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by certified or registered mail, postage prepaid, addressed as follows: if to the Mortgagor, to Holt Hauling and Warehousing System, Inc., P.O. Box 8698, Philadelphia, Pennsylvania 19101, Attention: Mr. Bernard Gelman, Vice President; and if to the Trustee, The Bank of New York (NJ), 385 Rifle Camp Road, West Paterson, New Jersey 07424, Attention: Corporate Trust Department. Any party hereto may, by written notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         23. New Jersey Uniform Commercial Code Security Interest and Financing Statement. This instrument is intended to be a security agreement pursuant to the New Jersey Uniform Commercial Code covering any of the items or types of property included as part of the Mortgaged Property that may be subject to a security interest pursuant to the New Jersey Uniform Commercial Code, and the Mortgagor hereby grants to the Trustee, its successors and assigns a security interest in such items or types of property. This Mortgage or a reproduction hereof is deemed to constitute a fixture filing to be filed of record in the real estate records maintained by the Clerk of Camden County, pursuant to N.J.S.A. 12A:9-402(3) and (6). In addition, the Mortgagor will execute, deliver and file any financing statements or amendments thereof or continuation statements thereto that may be required to perfect or to continue the perfection of a security interest in said items or types of property. The Mortgagor shall pay all reasonable costs of the preparation and filing of such instruments.

         24. Amendments. Except as may otherwise be specifically provided herein, no charge, amendment, modification, cancellation or discharge hereof, or any part hereof, shall be valid unless in writing and signed by the parties hereto.

         25. Modifications. The parties to this Mortgage may mutually agree to change the interest rate, due date or other term or terms of this Mortgage or of the obligations secured by this Mortgage. If the parties mutually agree to a change, which change is a "modification" as defined in New Jersey P.L. 1985, c. 353, this Mortgage shall be subject to the priority provisions of that law.

         26. Captions. The captions herein are inserted only for convenience of reference and in no way define, limit or describe the scope or intent of this Mortgage or any particular paragraph or section hereof, nor the proper construction hereof.

         27. Governing Law. This Mortgage is to be governed and construed according to the laws of the State of New Jersey.

         28. RECEIPT. EACH MORTGAGOR HEREBY ACKNOWLEDGES RECEIPT OF A TRUE COPY OF THIS MORTGAGE, WITHOUT CHARGE.

         IN WITNESS WHEREOF, each Mortgagor has caused this instrument to be executed in its name by one of its duly authorized officers; and the Trustee has evidenced its acceptance of this instrument by having caused this instrument to be executed in its corporate name by one of its duly authorized officers, as of the date first above written.

 [SEAL]                                           HOLT HAULING AND WAREHOUSING
                                                  SYSTEM, INC., Mortgagor
 Attest:

/s/ John Evans                                        /s/ Bernard Gelman
-------------------------                         BY:_________________________
John Evans, Secretary                                Bernard Gelman, Vice
                                                     President

(SEAL]                                            777 PATTISON AVE., INC.,
                                                  Mortgagor

 Attest:

/s/ John Evans                                        /s/ Bernard Gelman
-------------------------                         BY:_________________________
John Evans, Secretary                                Bernard Gelman, Vice
                                                     President

(SEAL]                                            THE BANK OF NEW YORK (NJ)
                                                  as Trustee, Mortgagee


Attest:


/s/ ALISON M. MIGLIACCIO                          /s/ PAUL F. ANATRELLA
_____________________                             ______________________________
Alison M. Migliaccio                              PAUL F. ANATRELLA
ASSISTANT VICE PRESIDENT                          ASSISTANT VICE PRESIDENT



                       Signature page to Company Mortgage